UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K filed August 15, 2007

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2007 (August 15, 2007)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS 39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On August 15, 2007, Xfone, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the acquisition by Swiftnet Limited, the Registrant’s wholly owned U.K.-based subsidiary (“Swiftnet”), of a 67.5% equity interest in Auracall Limited (“Auracall”) from Dan Kirschner, thereby increasing Swiftnet's ownership interest in Auracall from 32.5% to 100%.  This Current Report on Form 8-K/A amends and supplements the Initial 8-K to include the historical financial statements of Auracall required under Item 9.01(a), and the pro forma financial information of the Registrant required under Item 9.01(b), of Form 8-K, which were not previously filed, and are permitted to be filed by amendment no later than 71 calendar days after the date the Initial 8-K was required to be filed with the Securities and Exchange Commission.

Item 9.01                      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Auracall for the year ended on December 31, 2006, and the unaudited financial statements of Auracall for the six-month period ended on June 30, 2007, are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial information of the Registrant and subsidiaries for the six months ended June 30, 2007, reflecting the acquisition by Swiftnet of Auracall as though the acquisition had occurred on January 1, 2006, is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.
Exhibit No.	Description
99.1	Audited financial statements of Auracall Limited for the year ended on December 31, 2006, and the unaudited financial statements of Auracall for the six-month period ended on June 30, 2007.
99.2	Unaudited pro forma financial information of Xfone, Inc. and subsidiaries reflecting the acquisition by Swiftnet Limited of Auracall as though the acquisition had occurred on January 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2007	Xfone, Inc.
	By:	/s/ Guy Nissenson
Guy Nissenson President, Chief Executive Officer and Director

INDEX TO EXHIBITS
Exhibit No.	Description
99.1	Audited financial statements of Auracall Limited for the year ended on December 31, 2006, and the unaudited financial statements of Auracall for the six-month period ended on June 30, 2007
99.2	Unaudited pro forma financial information of Xfone, Inc. and subsidiaries reflecting the acquisition by Swiftnet Limited of Auracall as though the acquisition had occurred on January 1, 2006